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                                                               EXHIBIT 10(l)



                              AMENDED AND RESTATED
                               KMART CORPORATION
                         MANAGEMENT STOCK PURCHASE PLAN

1. PURPOSES; CONSTRUCTION.

    The purposes of the Kmart Corporation Management Stock Purchase Plan are to attract and retain highly-qualified executives, to align executive and stockholder interests by creating a direct link between executive compensation and stockholder return and to enable executives to develop and maintain a substantial stock ownership position in the Company and to provide incentives to executives to contribute to the success of the Company. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

2. DEFINITIONS.

   As used in this Plan, the following words and phrases shall have the following meanings:

    (a) "Agreement" shall mean an agreement entered into between the Company and a Participant in connection with participation in the Plan.

    (b) "Board" shall mean the Board of Directors of the Company.

    (c) "Annual Bonus" shall mean the bonus earned by a Participant under the Annual Bonus Plan.

    (d) "Annual Bonus Plan" shall mean the Kmart Corporation Annual Incentive Bonus Plan, as amended from time to time.

    (e) "Cause" shall mean the Participant's fraud, dishonesty, conduct in violation of Company or Subsidiary policy, willful and continued failure to substantially perform his or her duties with the Company or a Subsidiary or willful engaging in conduct which is demonstrably and materially injurious to the Company or a Subsidiary monetarily or otherwise.

    (f) "Change in Control" shall mean the occurrence of an event described in
Article 6 hereof.

    (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    (h) "Committee" shall mean the Compensation and Incentives Committee of the Board.

    (i) "Common Stock" shall mean shares of common stock of the Company issued and outstanding at the time of the Board's adoption of the Plan, par value $1.00 per share.

    (j) "Company" shall mean Kmart Corporation, a corporation organized under the laws of the State of Michigan, or any successor corporation.





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   (k) "Disability" shall mean a Participant's total and permanent disability as defined in the Company's Employee Pension Plan.

   (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

   (m) "Fair Market Value" per share of Common Stock as of any date shall mean the average of the closing prices per share of such Common Stock for the five trading days immediately preceding such date, as reported by the Composite Tape reporting system, or if not so reported, as reported by the New York Stock Exchange, or if not so reported, as reported by any national securities exchange on which the Common Stock is listed.

   (n) "Participant" shall mean an officer or other employee of the Company or one of its Subsidiaries who receives a grant of Restricted Shares under the Plan; all such grants are sometimes referred to herein as purchases.

   (o) "Plan" shall mean this Kmart Corporation Management Stock Purchase Plan, as amended from time to time.

   (p) "Restricted Period" shall have the meaning given in Section 5(d) hereof.

   (q) "Restricted Shares" shall mean the shares of Common Stock purchased hereunder subject to restrictions.

   (r) "Rule 16b-3" shall mean Rule 16b-3, as in effect from time to time, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

   (s) "Section 16 Person" shall mean a Participant who is subject to the reporting and short-swing liability provisions of Section 16 of the Exchange Act.

   (t) "1992 Stock Option Plan" shall mean the Kmart Corporation 1992 Stock Option Plan, as amended from time to time.

   (u) "Subsidiary" shall mean any subsidiary of the Company (whether or not a subsidiary at the date the Plan is adopted) which is designated by the Committee or the Board to have any one or more of its officers or employees participate in the Plan.

3. COMMON STOCK RESERVED FOR PLAN.

   The number of shares of Common Stock which shall be reserved for the purchase of Restricted Shares under the Plan shall be 4,000,000.

   Such number of shares of Common Stock shall be subject to adjustment as provided in Article 7 hereof. Such shares may be either authorized but unissued shares or shares that shall have been or may be reacquired by the Company.





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        If any outstanding Restricted Shares should be forfeited and reacquired by the Company, the shares of Common Stock so forfeited shall (unless the Plan shall have been terminated) again become available for use under the Plan, to the extent permitted by Rule 16b-3.

4. ELIGIBILITY; MANDATORY AND OPTIONAL RESTRICTED SHARE PURCHASES.

        All senior officers and divisional vice presidents of the Company and each other key employee of the Company or any of its Subsidiaries as is designated by the Committee shall be required to use 20 percent of his or her Annual Bonus (less applicable payroll deductions) to purchase Restricted Shares granted pursuant to, and subject to the terms and conditions of, this Plan. At the election of any Annual Bonus Plan Participant, the Participant may use up to 100 percent of his or her Annual Bonus (less applicable payroll deductions) to purchase Restricted Shares granted pursuant to, and subject to the terms and conditions of, this Plan. Any such election shall be made in accordance with rules established by the Committee; provided, however, that any such election by a Section 16 Person must be made at least six months prior to the day the amount of the Section 16 Person's Annual Bonus is finally determined under the Annual Bonus Plan. Since the Restricted Shares are purchased with part or all of the Annual Bonus, Restricted Share grants under this Plan are sometimes referred to herein as "purchases."

5. RESTRICTED SHARES.

        Each purchase of Restricted Shares under the Plan shall be evidenced by a written Agreement between the Company and the Participant, in such form as the Committee shall from time to time approve, and shall comply with the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

        (a) NUMBER OF SHARES. Each Agreement shall state the number of Restricted Shares to be purchased. Each Agreement shall also state whether the shares subject thereto are a mandatory purchase or optional purchase under
Article 4 hereof.

        (b) PRICE. The price of each Restricted Share purchased under Article 4 of the Plan shall be its Fair Market Value. Notwithstanding any other provision of the Plan, in no event shall the price per Restricted Share be less than the par value per share of the Common Stock.

        (c) RESTRICTIONS. Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of (except by will or the applicable laws of descent and distribution) during the Restricted Period. The Committee may also impose such other restrictions and conditions on the Restricted Shares as it deems appropriate. Upon the issuance of Restricted Shares, either (i) a stock certificate or certificates representing such shares shall be registered in the Participant's name, shall bear an appropriate legend referring to the restrictions applicable thereto and shall be held in custody by an escrow agent appointed by the Committee for the account of the Participant, or (ii) the Company's stock transfer agent or other designee shall credit such shares to the Participant's Restricted Share account, which shares shall be subject to the restrictions applicable thereto under the Plan. Any attempt to dispose of any such shares in contravention of such restrictions shall be null and void and without effect.





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        (d) RESTRICTED PERIOD. Subject to such exceptions as may be determined by the Committee in its discretion, the Restricted Period for Restricted Shares purchased under the Plan shall be three years from the date of purchase.

        (e) TERMINATION OF EMPLOYMENT DURING RESTRICTED PERIOD. Except as provided in this paragraph or in Section 5(g) hereof, if during the Restricted Period a Participant's employment terminates, the Participant shall receive unrestricted shares of Common Stock (or cash, in the discretion of the Committee) equal to the lesser in value of (i) the Restricted Shares at their then-current Fair Market Value or (ii) 80 percent of the Fair Market Value of such Restricted Shares on the date of purchase. Any additional value shall be forfeited.

        If, during the Restricted Period, a Participant's employment is terminated by the Company or Subsidiary without Cause, the Participant shall receive unrestricted shares of Common Stock (or cash, in the discretion of the Committee) equal in value to (i) the then-current Fair Market Value of a percentage of the Restricted Shares, such percentage to be based on the number of months of employment completed during the Restricted Period, plus (ii) as to the balance of the Restricted Shares, the lesser in value of (x) such Restricted Shares at their then-current Fair Market Value or (y) 80 percent of the Fair Market Value of such Restricted Shares on the date of purchase. Any additional value shall be forfeited.

        (f) OWNERSHIP. During the Restricted Period, the Participant shall possess all incidents of ownership of such shares, including the right to vote and to receive dividends with respect to such shares, subject to the restrictions and limitations described in this Article.

        (g) ACCELERATED LAPSE OF RESTRICTIONS. Upon the termination of a Participant's employment which either (i) occurs after the Participant has attained the age of 65 years with at least ten years of full-time service or
(ii) results from the Participant's death or Disability, or upon the occurrence of a Change in Control, all restrictions then outstanding with respect to Restricted Shares purchased hereunder shall automatically expire and be of no further force or effect. Additionally, the Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all Restricted Shares purchased hereunder on such terms and conditions as the Committee shall deem appropriate.





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6. CHANGE IN CONTROL OF THE COMPANY.

        For purposes of this Article 6, the first to occur of any of the following events shall be deemed a Change in Control of the Company:

        (i) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 33% of the combined voting power of the Company is acquired by any "person," as defined in sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), or

        (ii) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

        (iii) during any period of three consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination was previously so approved).

7. EFFECT OF CERTAIN CHANGES.

        In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the number of shares of Common Stock available for purchase and the number of outstanding Restricted Shares shall be equitably adjusted by the Committee to reflect such event and preserve the value of such purchases and the Committee may make such other adjustments to the terms of outstanding Restricted Shares as it may deem equitable under the circumstances; provided, however, that any fractional shares resulting from such adjustment shall be disregarded.

8. PAYMENT OF WITHHOLDING TAXES.

        The Committee shall have discretion to permit or require a Participant, on such terms and conditions as it determines, to pay all or a portion of any taxes arising in connection with a purchase of Restricted Shares hereunder or the lapse of restrictions with respect thereto by having the Company withhold shares of Common Stock or by the Participant's delivering other shares of Common Stock having a then-current Fair Market Value equal to the amount of taxes to be withheld.





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9. RIGHTS AS A STOCKHOLDER.

        Except as provided in Section 5(f) hereof, a Participant shall have no rights as a stockholder with respect to any Restricted Shares until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 7 hereof.

10. NO RIGHT TO CONTINUED EMPLOYMENT.

        Nothing in the Plan or in any grant or purchase made or Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate such Participant's employment. Purchases made under the Plan shall not be affected by any change in duties or position of a Participant as long as such Participant continues to be employed by the Company or any Subsidiary.

11. ADMINISTRATION.

        The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority: to construe and interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

        The Committee shall consist of two or more persons each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. The Committee shall hold its meetings at such times and places as it shall deem advisable. The Committee may appoint a chairperson and a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by unanimous written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, a Subsidiary, a Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.





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        No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any grant or purchase hereunder.


12. AMENDMENT TO AND DISCONTINUANCE OF PLAN.

        The Board at any time and from time to time may amend, suspend or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 or any other law, regulation or stock exchange requirement shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. The Committee may also make such amendments as it deems necessary to comply with other applicable laws, rules and regulations. Notwithstanding the foregoing, except as provided in Article 5 hereof, no amendment, suspension or discontinuance of the Plan may adversely affect any purchase previously made by any Participant without the consent of such Participant.

13. GOVERNING LAW.

        The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Michigan without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.


14. EFFECTIVE DATE; APPROVAL OF STOCKHOLDERS.

        The Plan shall take effect upon its adoption by the Board but the Plan (and any grants made prior to the stockholder approval described in this Article 14) shall be subject to the approval of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders held in accordance with applicable law, which approval must occur within twelve months of the date that the Plan is adopted by the Board. In the absence of such approval, such grants shall be null and void.

I5. PERIOD DURING WHICH PURCHASES MAY BE MADE.

        Purchases may be made pursuant to the Plan from time to time until March 15, 2004. No purchases shall be made thereafter. However, the Restricted Period for Restricted Shares purchased hereunder prior to such date may extend beyond such date, and the provisions of the Plan shall continue to apply to such Restricted Shares.





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